Goldman Sachs Trust

Goldman Sachs Fund of Funds Portfolios

Class R Shares and Class IR Shares of
Goldman Sachs Income Strategies Portfolio (“the Portfolio”)

Supplement dated October 3, 2008 to the Class R
and Class IR Shares Prospectus
dated April 29, 2008 (the “Prospectus”)

The ticker symbols for the Goldman Sachs Income Strategies Portfolio’s Class R and Class IR Shares are GXIRX and GXITX, respectively. Accordingly, the “symbol” row in the table entitled “Portfolio Facts” on page 8 of the Prospectus is deleted and replaced with the following:

Symbol: Class R: GXIRX; Class IR: GXITX

This Supplement should be retained with your Prospectus for future reference.

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